EXHIBIT 10.27


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                                Crosspoint Atrium
                                8131 LBJ Freeway
                               Dallas, Texas 75252

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                                  OFFICE LEASE

                                     Between

                          DALLAS OFFICE PORTFOLIO, L.P.

                                   as Landlord

                                       and

                           SOFTWARE SPECTRUM CRM, INC.

                                    as Tenant




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                                                           TABLE OF CONTENTS


                                                                                            Page

Paragraph 1.      DEFINITIONS AND BASIC PROVISIONS............................................1


Paragraph 2.      GRANTING CLAUSE.............................................................2


Paragraph 3.      EARLY OCCUPANCY.............................................................2


Paragraph 4.      RENTAL......................................................................2


Paragraph 5.      USE.........................................................................2


Paragraph 6.      SERVICES TO BE PROVIDED BY LANDLORD.........................................2


Paragraph 7.      REPAIR AND MAINTENANCE......................................................3


Paragraph 8.      FIRE AND OTHER CASUALTY.....................................................3


Paragraph 9.      COMPLIANCE WITH LAWS AND USAGE..............................................4


Paragraph 10.     LIABILITY AND INDEMNITY.....................................................4


Paragraph 11.     ADDITIONS AND FIXTURES......................................................4


Paragraph 12.     ASSIGNMENT AND SUBLETTING...................................................5


Paragraph 13.     SUBORDINATION...............................................................6


Paragraph 14.     OPERATING EXPENSES..........................................................6


Paragraph 15.     EMINENT DOMAIN..............................................................8


Paragraph 16.     ACCESS BY LANDLORD..........................................................8


Paragraph 17.     LANDLORD'S LIEN.............................................................9


Paragraph 18.     DEFAULTS....................................................................9


Paragraph 19.     NONWAIVER..................................................................10


Paragraph 20.     HOLDING OVER...............................................................10


Paragraph 21.     COMMON AREA................................................................11


Paragraph 22.     RULES AND REGULATIONS......................................................11


Paragraph 23.     TAXES......................................................................11

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Paragraph 24.     INSURANCE..................................................................11


Paragraph 25.     PERSONAL LIABILITY.........................................................11


Paragraph 26.     NOTICE.....................................................................11


Paragraph 27.     LANDLORD'S MORTGAGE........................................................11


Paragraph 28.     BROKERAGE..................................................................11


Paragraph 29.     PREPAID RENTAL AND SECURITY DEPOSIT........................................12


Paragraph 30.     MISCELLANEOUS..............................................................12


Paragraph 31.     ENTIRE AGREEMENT AND BINDING EFFECT........................................14

EXHIBIT A         LEASED PREMISES

EXHIBIT B         LAND

EXHIBIT C         RULES AND REGULATIONS

EXHIBIT D         PARKING

EXHIBIT E         WORK LETTER





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                             OFFICE LEASE AGREEMENT

1.       DEFINITIONS AND BASIC PROVISIONS.

A.       "Landlord":                Dallas Office Portfolio, L.P.,
                                    a Delaware limited partnership

B.       Address of Landlord:       c/o Transwestern Property Company
                                    9331 LBJ Freeway
                                    Suite 350
                                    Dallas, Texas 75251

         With a copy to:            Beacon Capital Partners, Inc.
                                    One Federal Street
                                    Boston, MA 02110
                                    Attention:  William A. Bonn, Esq. and
                                    Philip J. Brannigan, Jr.

         With rent checks           Dallas Office Portfolio
         payable to:                PO Box 891530
                                    Dallas, Texas 75389- 1530

C.       "Tenant":                  SOFTWARE SPECTRUM CRM, INC. d/b/a
                                    SOFTWARE SPECTRUM

D.       Address of Tenant:         8131 LBJ Freeway
                                    Suite 310
                                    Dallas, TX 75251

        With notices sent to:       2140 Merritt Drive
                                    Garland, TX 75041
                                    Attention:  Facilities Director

     E. "Building": The structure commonly known as Crosspoint Atrium and which is located at 8131 LBJ Freeway in the City of Dallas, Dallas, County, Texas, on the tract of land (the "Land") described by metes and bounds on Exhibit B attached hereto and made a part hereof for all purposes.

     F. "Leased Premises": Approximately 7,877 square feet of rentable area on the third (3rd) floor of the Building (Suites 310, and 320), as outlined and hatched on the floor plan attached hereto as Exhibit A and made a part hereof for all purposes. Landlord and Tenant hereby stipulate that notwithstanding anything herein to the contrary, the Leased Premises shall be deemed to consist of 7,877 rentable square feet, and that no shortage or overage in the rentable square feet of the Leased Premises purported by either party shall be the basis for changing the number of rentable square feet herein stipulated.

     G. "Rentable area in the Project" shall be 227,891 square feet of rentable area, unless modified as provided herein.

     H. "Commencement Date": September 1, 2000 or the date upon which Tenant occupies the Leased Premises with the prior written consent of Landlord, whichever shall first occur. Upon request of either party hereto, Landlord and Tenant agree to execute and deliver a written declaration in recordable form expressing the Commencement Date hereof.

     I. "Term": Commencing on the Commencement Date and ending three years (3) and zero (0) months after the Commencement Date, plus any partial calendar month following the Commencement Date, unless sooner terminated as provided herein.

     J. "Base Rental" $143,688.96 per year for the first three (3) years of the Term of this Lease, payable in an equal monthly installment of $11,974.08 each; [$________ per year for the next _____ (___) years of the Term of this Lease, payable in equal monthly installments of $____ each; and $_____ per year for the remainder of the Term of this Lease, payable in equal montly installments of $______ each;][the preceding language was struck through and initialed] each such monthly installment shall be due and payable on the first day of each calendar month, monthly in advance without demand and without setoff or deduction whatsoever.

     K. "Prepaid Rental": $11,974.08, to be applied to the first accruing monthly installments of rental.

     L.  "Security   Deposit":   $11,974.08   (Landlord   shall  apply  Tenant's
outstanding security deposit in the amount of $111,974.08 toward the new security deposit.).

     M. "Permitted Use": The Leased Premises shall be used only for office purposes.

     N. "Common Area": That part of the Building and other improvements now or hereafter placed, constructed or erected on the land on which the Building is located (the "Land") designated by Landlord from time to time for the common use of all tenants, including among other facilities, sidewalks, service corridors, curbs, truckways, loading areas, private streets and alleys, lighting facilities, mechanical and electrical rooms, janitors'

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closets,  halls,  lobbies,  delivery passages,  elevators,  drinking  fountains, meeting rooms, public toilets, parking areas and garages, decks and other parking facilities, landscaping and other common rooms and common facilities.

     O. "Prime Rate": The rate published as such by The Wall Street Journal, Southwest Edition, (or its successor or assign) in its listing of "Money Rates".

     P. "Broker": Denise Rachal - Transwestern Commercial Services, Landlord's Agent.

     Q. "Base Operating Expenses Rate": The Actual Operating Expenses Rate for the 2000 calendar year.

     Each of the foregoing definitions and basic provisions shall be construed in conjunction with the references thereto contained in the other provisions of this Lease and shall be limited by such other provisions. Each reference in this Lease to any of the foregoing definitions and basic provisions shall be construed to incorporate each term set forth above under such definition or provision.

     2. GRANTING CLAUSE. Landlord, in consideration of the covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant, and Tenant does hereby lease from Landlord, the Leased Premises specified in Paragraph 1.F. hereof to have and to hold for the Term of this Lease, as specified in Paragraph 1.I. hereof.

     3. EARLY OCCUPANCY. Intentionally Deleted

     4. RENTAL. As rental for the lease and use of the Leased Premises, Tenant will pay Landlord or Landlord's assigns, at the address of Landlord specified in Paragraph 1.B hereof, without demand and without deduction, abatement or setoff (except as otherwise expressly provided for herein in Paragraph 8 hereof and Paragraph 15 hereof), the Base Rental in the manner specified in Paragraph 1.J. hereof, in lawful money of the United States. If the Term of this Lease does not commence on the first day of a calendar month, Tenant shall pay to Landlord in advance a pro rata part of such sum as rental for such first partial month. Tenant shall not pay any installment of rental more than one (1) month in advance. All past due installments of rental or other payment specified herein shall bear interest at the lesser rate of (i) 15% per annum or (ii) the highest lawful rate per annum, from the date due until paid.

     If Tenant fails to timely pay three (3) consecutive installments of Base Rental, or other payment specified herein, or any combination thereof, Landlord may require Tenant to pay (in addition to any interest) Base Rental and other payments specified herein (as estimated by Landlord, if necessary) quarterly in advance, for the next 2 quarters. Any amount so estimated by Landlord and paid by Tenant shall be adjusted promptly after actual figures become available and paid or credited to Landlord or Tenant, as the case may be.

     5. USE. Tenant shall use the Leased Premises solely for the Permitted Use specified in Paragraph 1.M. hereof and for no other business or purpose without the prior written consent of Landlord, which consent shall not be unreasonably delayed. Tenant shall maintain throughout the Term an occupancy ratio within the Leased Premises of no greater than one person for every 288 rentable square feet leased ("Density Ratio") or twenty seven (27) people in the Leased Premises at any given point in time. However, Tenant acknowledges that Tenant's maintenance of a density ratio greater than one person per 288 rentable square feet in the Leased Premises may result in Landlord's inability to provide the Building standard temperature range in the Leased Premises and Landlord shall have no liability for such inability. If Tenant intends to maintain a density ratio greater than the Density Ratio set forth above, then Tenant must obtain
Landlord's prior written approval, which consent shall not be unreasonably withheld or delayed. Landlord will not be deemed to be unreasonable if Landlord withholds its consent if Landlord determines such greater density ratio will adversely affect elevator usage, parking, the Building systems or Landlord's ability to provide services to the Building.


     6.   SERVICES TO BE PROVIDED BY LANDLORD.

     A. Subject to the rules and regulations hereinafter referred to, Landlord shall furnish Tenant, at Landlord's expense, while Tenant is occupying the Leased Premises and is not in default hereunder, the following services during the Term of this Lease:

     (1) Air conditioning and heating in season, at such times as Landlord normally furnishes such services to other tenants in the Building, and at such temperatures and in such amounts as are considered by Landlord acting reasonably, to be standard, but such service on Saturday afternoons, Sundays and holidays to be furnished only upon the request of Tenant, who shall bear the cost thereof. Tenant acknowledges that such service and temperature may be subject to change by local, county, state or federal regulation. Whenever machines or equipment that generate abnormal heat are used in the Leased
Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplemental air conditioning in the Leased Premises, and the cost thereof, including the reasonable cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord as additional rental upon demand.

     (2) Water at those points of supply provided for general use.

     (3) Janitor service in and about the Building, and the Leased Premises, as may in the judgment of Landlord be reasonably required; however, Tenant shall pay the additional costs attributable to the cleaning of improvements within the Leased Premises other than building standard improvements.

     (4) Elevators for ingress to and egress from the Building as may in the judgment of Landlord be reasonably required. Landlord may reasonably limit but use good faith efforts (except in the case of an emergency) to offer elevator service via at least 1 elevator at all times the number of elevators in operation after usual and customary business hours and on Saturday afternoons, Sundays and legal holidays.

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

          (5) Proper facilities to furnish sufficient electrical power for building standard lighting, personal computers and other machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard, or any other item of electrical equipment which singly consumes more than 0.25 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase. Tenant shall pay to Landlord, monthly as billed, such charges as may be separately metered or as Landlord's engineer may compute for any above-Building standard electrical service to the Leased Premises. Landlord shall have the right at any time and from time to time during the Term of this Lease to install equipment within the Leased Premises for the purpose of measuring or estimating Tenant's electrical usage therein.

          (6) At Tenant's expense and upon Tenant's request, purchase and install replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) used in the Leased Premises.

          B. Subject to paragraph 8 and paragraph 15 below, no interruption or malfunction of any of such services shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or the Building or a breach by Landlord of any of Landlord's obligations hereunder or render Landlord liable for damages or entitle Tenant to be relieved from any of Tenant's obligations hereunder (including the obligation to pay rental) or grant Tenant any right of setoff or recoupment. In the event of any such interruption, however, Landlord shall use reasonable diligence during normal business hours to restore such service or cause same to be restored in any circumstances in which such restoration is within the reasonable control of Landlord and the interruption was not caused in whole or in part by Tenant's fault.

          7.   REPAIR AND MAINTENANCE.

          A. Landlord shall, at Landlord's own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building and equipment used to provide the services referred to in Paragraph 6 hereof, unless any such damage is caused in whole or in part by acts or omission of Tenant, or Tenant's agents, employees or invitees, in which event Tenant shall bear such portion of the cost of such repairs as is attributable to Tenant's or Tenant's agents' employees' or invitees' acts or omissions. Tenant shall promptly give Landlord notice of any damage in the Leased Premises requiring repair by Landlord, as aforesaid.

          B. Tenant shall not in any manner deface or injure the Leased Premises or the Building but shall maintain the Leased Premises, including, without limitation, all fixtures installed by Tenant and all plate glass, walls, carpeting and other floor covering placed or found therein, in a clean, and attractive, first-class condition and in good repair, except as to damage required to be repaired by Landlord, as provided in Paragraph 7.A. hereof, in all cases reasonable wear and tear excepted. Upon the expiration of the Term of this Lease, Tenant shall surrender and deliver up the Leased Premises with all improvements located thereon (except as provided in Paragraph 11.B. hereof) to Landlord broom-clean and in the same condition in which they existed at the commencement of the Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant, failing which Landlord may restore the Leased Premises to such condition, and Tenant shall pay the reasonable cost thereof.

          C. This Paragraph 7 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Paragraph 8 hereof shall apply), or damage resulting from an eminent domain taking (as to which Paragraph 15 hereof shall apply).

          8.   FIRE AND OTHER CASUALTY.

          A. If at any time during the Term of this Lease, the Leased Premises or any portion of the Building shall be damaged or destroyed by fire or other casualty, then Landlord shall have the election to terminate this Lease or to repair and reconstruct the Leased Premises and the Building to substantially the same condition in which they existed immediately prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been installed by Tenant or other tenants within the Building. In the event that the Leased Premises are damaged or destroyed by fire or other casualty, or a portion of the Building is damaged or destroyed by fire or other casualty so as to materially impair the use and occupancy by Tenant of the Leased Premises, then Landlord shall be obligated to provide written notice (the "Restoration Notice") to Tenant within sixty (60) days of such event of casualty stating a good faith estimate, certified by an independent architect, of the period of time (the "Stated Restoration Period") which shall be required for the repair and restoration of the Leased Premises and/or the Building. Tenant shall have the right, at its election, to terminate the Lease if either (i) the Stated Restoration Period shall be in excess of two hundred forty (240) days following the event of casualty and Tenant terminates this Lease with written notice thereof to Landlord within ten (10) business days following delivery of the Restoration Notice, or (ii) Landlord shall fail to substantially complete the repair and restoration of the Leased Premises or the Building within the Stated Restoration Period and Tenant delivers written notice of such termination to Landlord within ten (10) business days following the expiration of the restoration deadline.

          B. In any of the aforesaid circumstances, rental shall abate proportionately during the period and to the extent that the Leased Premises are unfit for use by Tenant in the ordinary conduct of Tenant's business. If Landlord has elected to repair and restore the Leased
     Premises, this Lease shall continue in full force and effect and such repairs shall be made within a reasonable time thereafter, subject to delays arising from shortages of labor or material, acts of God, war or other conditions beyond Landlord's reasonable control. In the event that this Lease is terminated as herein permitted, Landlord shall refund to Tenant the prepaid rental (unaccrued as of the date of damage or destruction) less any sum then owing Landlord by Tenant. If Landlord has elected to repair and reconstruct the Leased Premises, then the Term of this Lease shall be extended by a period of time equal to the

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

     period of such repair and reconstruction not to exceed 120 days. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Leased Premises shall be for the sole benefit of the party carrying such insurance under its control, and it is understood that Landlord shall in no event be obligated to carry insurance on Tenant's contents.

          9.  COMPLIANCE WITH LAWS AND USAGE.  Tenant,  at Tenant's own expense,
     (a) shall comply with all federal, state, municipal, fire underwriting and other laws, ordinances, orders, rules and regulations applicable to Tenant's occupancy of the Leased Premises and the business conducted therein by Tenant, (b) shall not engage in any activity which would cause Landlord's fire and extended coverage insurance to be cancelled or the rate therefor to be increased (or, at Landlord's option, Tenant shall pay any such increase to Landlord immediately upon demand as additional rental in the event of such rate increase by reason of such activity), (c) shall not commit, and shall cause Tenant's agents, employees and invitees not to commit, any act which is a nuisance or annoyance to Landlord or to other tenants, or which might, in the exclusive judgment of Landlord, damage Landlord's goodwill or reputation, or tend to injure or depreciate the Building, (d) shall not commit or permit waste in the Leased Premises or the Building, (e) shall comply with rules and regulations from time to time promulgated by Landlord applicable to the Leased Premises and/or the Building and communicated to tenant in writing, (f) shall not paint, erect or display any sign, advertisement, placard or lettering which is visible in the corridors or lobby of the Building or from the exterior of the Building without Landlord's prior written approval, and (g) shall not occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose other than the Permitted Use specified in Paragraph 1.M. hereof. If a controversy arises concerning Tenant's compliance with any federal, state, municipal or other laws, ordinances, orders, rules or regulations applicable to Tenant's occupancy of the Leased Premises and the business conducted therein by Tenant, Landlord may retain consultants of recognized standing to investigate Tenant's compliance. Landlord consents to Tenant's signage shown on Exhibit F. If it is determined that Tenant has not complied as required, Tenant shall reimburse Landlord on demand for all reasonable consulting and other reasonable costs incurred by Landlord in such investigation. Landlord and Tenant acknowledge that, in accordance with the provisions of the Americans with Disabilities Act of 1990 and the Texas Elimination of Architectural Barriers Act, each as amended from time to time, and all regulations and guidelines issued by authorized agencies with respect thereto (collectively, the "ADA" and the "EAB", respectively), responsibility for compliance with the terms and conditions of Title III of the ADA and the EAB may be allocated as between Landlord and Tenant. Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant agree that the responsibility for compliance with the ADA and the EAB shall be allocated as follows: (i) Tenant shall be responsible for compliance with the Provisions of Title III of the ADA and with the provisions of the EAB with respect to the Leased Premises, including any restrooms within the Leased Premises, and (ii) Landlord shall be responsible for compliance with the provisions of Title III of the ADA and with the provisions of the EAB with respect to the exterior of the Building, parking areas, sidewalks and walkways, and any and all areas appurtenant thereto, together with all common areas of the Building not included within the Leased Premises. The allocation of responsibility for ADA and EAB compliance between Landlord and Tenant, and the obligations of Landlord and Tenant established by such allocations, shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this paragraph.

          10. LIABILITY AND INDEMNITY.

          A. Tenant agrees to indemnify and save Landlord harmless from all claims (including reasonable costs and expenses of defending against such claims) arising or alleged to arise from any act or omission of Tenant or Tenant's agents, employees, invitees or contractors, or arising from any injury to any person or damage to the property of any person occurring during the Term of this Lease in or about the Leased Premises. Tenant agrees to use and occupy the Leased Premises and other facilities of the Building at Tenant's own risk and hereby releases Landlord, Landlord's agents or employees, from all claims for any damage or injury to the full extent permitted by law, except to the extent caused in the gross negligence or intentional misconduct of Landlord, its agents, officers, or employees.

          B. Tenant waives any and all rights of recovery, claim, action, or cause of action, against Landlord, its agents, officers, or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Project, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, except to the extent caused by the gross negligence or intentional misconduct of Landlord, its agents, officers, or employees, and Tenant covenants that no insurer shall hold any right of subrogation against Landlord and all such insurance policies shall be amended or endorsed to reflect such waiver of subrogation.

          C. Tenant, to the extent permitted by law, waives all claims Tenant may have against Landlord, and against Landlord's agents and employees for injury to person or damage to or loss of property sustained by Tenant or by any occupant of the Leased Premises, or by any other person, resulting from any part of the Building or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Building or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Building or of any other person, except to the extent caused by the gross negligence or intentional misconduct of Landlord, its agents, officers, or employees. If any damage results from any act or neglect of Tenant, Landlord may, at Landlord's option, repair such damage, and Tenant shall thereupon pay to Landlord the total cost of such repair. All personal property belonging to Tenant or any occupant of the Leased Premises that is in or on any part of the Building shall be there at the risk of Tenant or of such other person only, and Landlord, Landlord's agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof, except to the extent caused by the gross negligence or intentional misconduct of Landlord, its agents, officers, or employees, Tenant agrees to indemnify and hold Landlord harmless from and against any and all loss, cost, claim and liability (including reasonable attorneys' fees) for injuries to all persons and for damage to or loss of property occurring in or about the Building, due to any act or negligence or default under this Lease by Tenant, Tenant's contractors, agents or employees.


     11.  ADDITIONS AND FIXTURES.

          A. Tenant will make no alteration, change, improvement, repair, replacement of physical addition in or to the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. If such prior written consent of Landlord is granted, the work in such connection shall be at Tenant's expense but by workmen of Landlord or by workmen and contractors approved in advance in writing by Landlord and in a manner and upon terms and conditions and at times satisfactory to and approved in advance in writing by Landlord, which consent shall not be unreasonably withheld or delayed. In any instance where Landlord grants such consent, Landlord may grant such consent contingent and conditioned upon Tenant's contractors, laborers, material men and others furnishing labor or materials for Tenant's job working in harmony and not interfering with any labor utilized by Landlord, Landlord's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and if at any time such entry by one (1) or more persons furnishing labor or materials for Tenant's work shall cause disharmony or interference for any reason whatsoever without regard to fault, the consent granted by Landlord to Tenant may be withdrawn at any time upon written notice to Tenant, however, it shall not be unreasonably withdrawn.

          B. Tenant, if Tenant so elects, may remove Tenant's trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided (i) such removal is made prior to the expiration of the Term of this Lease, (ii) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal, and (iii) Tenant promptly repairs all damage caused by such removal. All other property at the Leased Premises and any alteration or addition to the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) and any other article attached or affixed to the floor, wall or ceiling of the Leased Premises shall become the property of Landlord shall be in good condition, normal wear and tear excepted, and shall remain upon and be surrendered with the Leased Premises as part thereof at the expiration of the Term of this Lease, Tenant hereby waiving all rights to any payment or compensation therefor. If, however, Landlord so requests in writing. Tenant will, prior to the termination of this Lease, remove in a good and workmanlike manner any and all alteration, additions, fixtures, equipment and property places or installed by Tenant in the Leased Premises and will repair any damage occasioned by such removal; provided, however, that if Tenant requests in writing at the time Tenant requests Landlord's consent to the alterations, Landlord will advise Tenant whether Landlord will require that such be removed from the Leased Premises prior to the termination of this Lease.

          12.  ASSIGNMENT AND SUBLETTING.

          A. Neither Tenant nor Tenant's legal representatives or successors in interest by operation of law or otherwise shall assign this Lease or sublease the Leased Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within the Leased Premises without the prior express written permission of Landlord which consent shall not be unreasonably withheld or delayed, and any attempt to do any of the foregoing without the prior express written permission of Landlord shall be void and of no effect. In the event Tenant requests Landlord's prior express permission as to any such assignment, sublease or other transaction, Landlord shall have the right and option, as of the requested effective date of such assignment, sublease or other transaction (but no obligation), to cancel and terminate this Lease as to the portion of the Leased Premises with respect to which Landlord has been requested to permit such assignment, sublease or other transaction, and if Landlord elects to cancel and terminate this Lease as to the aforesaid portion of the Leased Premises, then the rental and other charges payable hereunder shall thereafter be proportionately reduced. In the event of any such attempted assignment or attempted sublease, or should Tenant, in any other nature of transaction, permit or attempt to permit anyone to occupy the Leased Premises (or any portion thereof) without the prior express written permission of Landlord, Landlord shall thereupon have the right and option to cancel and terminate this Lease effective upon ten (10) days' written notice to Tenant given by Landlord at any time thereafter either as to the entire Leased Premises or as to only the portion thereof which Tenant shall have attempted to assign or sublease or otherwise permitted some other party's occupancy without Landlord's prior express written permission, and if Landlord elects to cancel and terminate this Lease as to the aforesaid portion of the Leased Premises, then the rental and other charges payable hereunder shall thereafter be proportionately reduced. This prohibition against assignment or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law.

          B. Notwithstanding that the prior express written permission of Landlord to any of the aforesaid transactions may have been obtained, the following shall apply:

          (1) In the event of an assignment, contemporaneously with the granting of Landlord's aforesaid consent, Tenant shall cause the assignee to expressly assume in writing and agree to perform all of the covenants, duties and obligations of Tenant hereunder, and such assignee shall be jointly and severally liable therefor along with Tenant; Tenant shall further cause such assignee to grant Landlord an express first and prior contract lien and security interest in the manner hereinafter stated as applicable to Tenant;

          (2) In any case where Landlord consents to an assignment, sublease, grant of a concession or license or mortgage, pledge or hypothecation of the leasehold, the undersigned Tenant will nevertheless remain directly and primarily liable for the performance of all of the covenants, duties and obligations of Tenant hereunder (including, without limitation, the obligation to pay all rental and other sums herein provided to be paid), and Landlord shall be permitted to enforce the provisions of this Lease against the undersigned Tenant and/or any assignee, sublessee, concessionaire, licensee or other transferee without demand upon or proceeding in any way against any other person; and

          (3) If the rental due and payable by a sublessee under any such permitted sublease (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the hereinabove provided rental payable under this Lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord 50% of all such excess rental and other excess consideration within thirty (30) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case might be.

          (4) In the event Tenant should desire to assign this Lease or sublet the Premises or any part hereof,

     Tenant shall give Landlord written notice at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall specify: (a) the name and business of the proposed assignee or sublessee, (b) the amount and location of the space affected, (c) the proposed effective date and duration of the subletting or assignment, (d) the proposed rental to be paid to Tenant by such sublessee or assignee, (e) the assignee or sublessee's current financials, and (f) the actual sublease document. Landlord shall then have a period of fifteen
     (15) business days following receipt of such notice within which to notify Tenant in writing that Landlord elects either: (i) to permit Tenant to assign or sublet such space, in which event if the proposed rental rate between Tenant and sublessee is greater than the Rent payable under this Lease, then such excess rental shall be deemed Additional Rent owed by Tenant to Landlord under this lease, and the amount of such excess, including any subsequent increases due to escalation or otherwise, shall be paid by Tenant to Landlord in the same manner than Tenant pays the Rent hereunder and in addition thereto, (ii) to withhold consent to Tenant's assignment or subleasing such space and to continue this Lease in full force and effort as to the entire Premises, or (iii) to withhold consent to Tenant's assignment or subleasing such space and to cancel and terminate this Lease as to the portion of the Premises which Tenant had proposed to assign or sublease.

          C. Consent by Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction. If this Lease is assigned, or if the Leased Premises are subleased (whether in whole or in part), or in the event of the mortgage, pledge or hypothecation of the leasehold interest or grant of any concession or license within the Leased Premises without the prior express written permission of Landlord, or if the Leased Premises are occupied in whole or in part by anyone other than Tenant without the prior express written permission of Landlord, then Landlord may nevertheless collect rental and other charges from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionaire or licensee or other occupant and apply the net amount collected to the rental and other charges payable hereunder, but no such transaction or collection of rental and other charges or application thereof by Landlord shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of Tenant's covenants, duties and obligations hereunder.

          D. The foregoing provisions of this Paragraph 12 shall not apply to an assignment of this Lease (including any assignment by operation of law) that arises as a result of a merger, consolidation or liquidation, or any change in the ownership of, or power to vote, the majority or controlling interest of Tenant's outstanding voting stock or any transfer of all of the assets of the Tenant to Tenant's ultimate parent company or to any entity that is a wholly-owned subsidiary, either directly or indirectly of Tenant's ultimate parent company (a "Related Party Assignment"), as long as the assignee has at least the same or greater net worth as Tenant at the time of the assignment, the use of the space stays the same, the occupancy ratio in the space is no denser than of Tenant, and Tenant remains primarily liable under the terms and conditions of this Lease. Tenant shall provide Landlord with written notice of any Related Party Assignment.

          13. SUBORDINATION. Tenant accepts this Lease subject and subordinate to any ground lease, mortgage, deed of trust or other lien presently existing or hereafter placed upon the Leased Premises or upon the Building or any part thereof, and to any renewals, modifications, extensions and refinancings thereof, which might now or hereafter constitute a lien upon the Building or any part thereof, and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Leased Premises, but Tenant agrees that any such ground lessor, mortgagee and/or beneficiary of any deed of trust or other lien ("Landlord's Mortgagee") and/or Landlord shall have the right at any time to subordinate such ground lease, mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such Landlord's Mortgagee may deem appropriate in its discretion. Upon demand Tenant agrees to execute such further instruments subordinating this Lease, as Landlord may reasonably request, and such nondisturbance and attornment agreements, as any such Landlord's Mortgagee shall reasonably request, in form reasonably agreeable to Landlord's Mortgagee and Tenant. In the event that Tenant shall fail to respond to a request to execute any such instrument within thirty (30) days after requested, Tenant hereby irrevocably constitutes Landlord as Tenant's attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being stipulated by Landlord and Tenant that such agency is coupled with an interest in Landlord and is, accordingly, irrevocable. Upon foreclosure of the Building or upon acceptance of a deed in lieu of such foreclosure, Tenant hereby agrees to attorn to the new owner of such property after such foreclosure or acceptance of a deed in lieu of foreclosure, if so requested by such new owner of the Building.

          14.  OPERATING EXPENSES.

          A. For purposes of this Paragraph 14, the following definitions and calculations shall apply:

          (1) The term "Project" shall mean the Building, the parking facilities, parking garage and other structures, improvements, landscaping, fixtures, appurtenances and other common areas now and hereafter placed, constructed or erected on the tract of land which is described on Exhibit B.

          (2) The term "Operating Expenses" shall mean all commercially reasonable and appropriate expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, maintenance, repair, replacement, protection and security of the Project, determined on an accrual basis in accordance with generally accepted accounting principles, including, without limitation, the following:

          (i) Salaries and wages of all employees engaged in the operation, maintenance and security of the Project, including taxes, insurance and benefits (including pension, retirement and fringe benefits) relating thereto;

          (ii) Cost of all supplies and materials used in the operation, maintenance and security of the Project;

          (iii)Cost of all water, power and sewage service supplied to, and all heating, lighting, air conditioning and ventilating of, the Project, with the sole exception of electrical energy supplied to tenants of the Building at their respective premises which are payable by such tenants, other than through pass-through provisions similar to this Paragraph 14;

          (iv) Cost of all maintenance and service agreements for the Project and the equipment therein, including, without limitation, alarm service, parking facilities, security (both on-site and off-site), janitorial service, landscaping, fire protection, sprinklers, window cleaning and elevator maintenance;

          (v) Cost of all insurance relating to the Project, including the cost of casualty, rental and liability insurance applicable to the Project and Landlord's personal property used in connection therewith;

          (vi) All taxes, assessments and governmental charges (foreseen or unforeseen, general or special, ordinary or extraordinary) whether federal, state, county or municipal and whether levied by taxing districts or authorities presently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation, and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments or other charges herein defined; provided, however, Operating Expenses shall not include taxes paid by tenants of the Project as a separate charge on the value of their leasehold improvements, death taxes, excess profits taxes, franchise taxes and state and federal income taxes and shall not include penalties and/or interest due to Landlord's failure to timely remit;

          (vii) Cost of repairs and general maintenance, including, without limitation, reasonable depreciation charges applicable to all equipment used in repairing and maintaining the Project, but specifically excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or by other third parties;

          (viii) Cost of capital improvement items, including installation thereof, which are acquired primarily for the purpose of reducing Operating Expenses; and

          (ix) Reasonable management fees paid by Landlord to third parties or management companies owned by, or management divisions of, Landlord, not to exceed the then prevailing market rate for the management of high quality class A office buildings comparable to the Project.

          To the extent that any Operating Expenses are attributable to the Project and other projects of Landlord, a fair and reasonable allocation of such Operating Expenses shall be made between the Project and such other projects.

          (3) The term "Base Operating Expenses Rate" is stipulated to be the rate specified in Paragraph 1.Q, hereof per square foot of rentable area in the Leased Premises.

          (4) The term "Actual Operating Expenses" shall mean, with respect to each calendar year during the Term of this Lease, the actual Operating Expenses for such year. The term "Actual Operating Expenses Rate" shall mean, with respect to each calendar year during the Term of this Lease, the Actual Operating Expenses attributable to each square foot of rentable area in the Building, and shall be calculated by dividing the Actual Operating Expenses by the total number of square feet of rentable area in the Building, as specified in Paragraph 1.G. hereof. The term "Tenant's Proportionate Share of Actual Operating Expenses" shall mean, with respect to each calendar year during the Term of this Lease, an amount equal to the product of (i) the positive difference (if any) obtained by subtracting the Base Operating Expenses Rate from the Actual Operating Expenses Rate, multiplied by (ii) the weighted average number of square feet of rentable area in the Leased Premises in such year; provided, however, if the Actual Operating Expenses Rate is determined on the basis of a partial calendar year, then in making the foregoing calculation, the Base Operating Expenses Rate shall be multiplied by a fraction, the numerator of which is the number of days in such partial calendar year and the denominator of which is 365, and the foregoing weighted average shall be calculated only on the basis of the portion of such calendar year covered by the Term of this Lease.

          For example, if the Actual Operating Expenses Rate for a calendar year is $3.20 and the Base Operating Expenses Rate is $3.00, and the Leased Premises contains 19,000 square feet of rentable area during the entire calendar year, Tenant's Proportionate Share of Actual Operating Expenses is $3,800.00, calculated as follows: ($3.20 - $3.00) x 19,000 = $3,800.00.

          B. If the Actual Operating Expenses Rate during any calendar year is greater than the Base Operating Expenses Rate, Tenant shall be obligated to pay to Landlord as additional rental an amount equal to Tenant's Proportionate Share of Actual Operating Expenses. To implement the foregoing, Landlord shall provide to Tenant within ninety (90) days (or as soon thereafter as reasonably possible) after the end of the calendar year in which the Commencement Date occurs, a statement of the Actual Operating Expenses for such calendar year, the Actual Operating Expenses Rate for such calendar year, and Tenant's Proportionate Share of Actual Operating Expenses. If the Actual Operating Expenses Rate for such calendar year exceeds the Base Operating Expenses Rate, Tenant shall pay to Landlord, within thirty (30) days after Tenant's receipt of such statement, an amount equal to Tenant's Proportionate Share of Actual Operating Expenses for such calendar year.

          C. Beginning with the Commencement Date of this Lease (or as soon thereafter as reasonably possible), Landlord shall provide to Tenant a statement of the projected annual Operating Expenses per square foot of rentable area in the Project (the "Projected Operating Expenses Rate"). Tenant shall pay to Landlord on the first day of each month an amount (the "Projected Operating Expenses installment") equal to one-twelfth (1/12) of the Product of (i) the positive difference (if any) obtained by subtracting the Base Operating Expenses Rate from the Projected Operating Expenses Rate for such calendar year, multiplied by (ii) the number of square feet of rentable area in the Leased Premises on the first day of the prior month. Until Tenant has received the statement of the Projected Operating Expenses Rate from Landlord, Tenant shall continue to pay Projected Operating Expenses installments to Landlord in the same amount (if any) as required for the last month of the prior calendar year. Upon

Tenant's receipt of such statement of the Projected Operating Expenses Rate, Tenant shall pay to Landlord, or Landlord shall pay to Tenant (whichever is appropriate), the difference between the amount paid by Tenant prior to receiving such statement and the amount payable by Tenant as set forth in such statement. Landlord shall provide Tenant a statement within ninety (90) days (or as soon thereafter as reasonably possible) after the end of each calendar year, showing the Actual Operating Expenses Rate as compared to the Projected Operating Expenses Rate for such calendar year. If Tenant's Proportionate Share of Actual Operating Expenses for such calendar year exceeds the aggregate of the Projected Operating Expenses Installments collected by Landlord from Tenant, Tenant shall pay to Landlord, within thirty (30) days following Tenant's receipt of such statement, the amount of such excess. If Tenant's Proportionate Share of Actual Operating Expenses for such calendar year is less than the aggregate of the Projected Operating Expenses Installments collected by Landlord from Tenant, Landlord shall credit such overpayment to Tenant's next accruing rental installments, but if the Lease has expired and there are no existing defaults by Tenant, Landlord shall pay such overpayment to Tenant, within thirty (30) days following Tenant's receipt of such statement, the amount of such excess. Landlord shall have the right from time to time during each calendar year to revise the Projected Operating Expenses Rate and provide Tenant with a revised statement thereof, and thereafter Tenant shall pay Projected Operating Expenses Installments on the basis of the revised statement. If the Commencement Date of this Lease is not the first day of a calendar year, or the expiration or termination date of this Lease is not the last day of a calendar year, then Tenant's Proportionate Share of Actual Operating Expenses shall be prorated. The foregoing adjustment provisions shall survive the expiration or termination of the Term of this Lease.

     D. Notwithstanding any other provision herein to the contrary, it is agreed that if the Project is not fully occupied during any calendar year an adjustment shall be made in computing the Actual Operating Expenses for such year so that the Actual Operating Expenses are computed as though the Project had been fully occupied during such year.

     E. Landlord agrees to keep books and records reflecting the Operating Expenses of the Project in accordance with generally accepted accounting principles. Tenant, at its expense, shall have the right, within six (6) months after receiving Landlord's statement of Actual Operating Expenses for a particular year, to audit Landlord's books and records relating to the Operating Expenses for such year if the Actual Operating Expenses Rate exceeds the Base Operating Expenses Rate; or, at Landlord's sole option, Landlord may provide such audit prepared by a certified public accountant selected by Landlord. If conducted by Tenant, such audit shall be conducted only during regular business hours at Landlord's office and only after Tenant gives Landlord ten (10)
business days written notice. Tenant shall deliver to Landlord a copy of the results of such audit within fifteen (15) days of its receipt by Tenant. No such audit shall be conducted if any other tenant has conducted an audit for the time period Tenant intends to audit and Landlord furnishes to Tenant a copy of the results of such audit. No audit shall be conducted at any time that Tenant is in default of any of terms of the lease. No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Leased Premises. Such audit must be conducted by an independent nationally recognized accounting firm that is not being compensated by Tenant on a contingency fee basis. All information obtained through the Tenant's audit with respect to financial matters (including, without limitation, costs, expenses, income) and any other matters pertaining to the Landlord and/or the Project as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the audit shall be held in strict confidence by the Tenant and its officers, agents, and employees; and Tenant shall cause its auditor and any of its officers, agents, and employees to be similarly bound. As a condition precedent to Tenant's exercise of its right to audit, Tenant must deliver to Landlord a signed covenant from the auditor in a form reasonably satisfactory to Landlord acknowledging that all of the results of such audit as well as any compromise, settlement, or adjustment reached between Landlord and Tenant shall be held in strict confidence and shall not be revealed in any manner to any person except upon the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, or if required pursuant to any litigation between Landlord and Tenant materially related to the facts disclosed by such audit, or if required by law. Tenant understands and agrees that this provision is of material importance to Landlord and that any violation of the terms of this provision shall result in immediate and irreparable harm to Landlord. Landlord shall have all rights allowed by law or equity if Tenant, its officers, agents, or employees and/or the auditor violate the terms of this provision, including, without limitation, the right to terminate this Lease or the right to terminate Tenant's right to audit in the future pursuant to this paragraph. Tenant shall indemnify, defend upon request, and hold Landlord harmless from and against all costs, damages, claims, liabilities, expenses, losses, court costs, and attorneys' fees suffered by or claimed against Landlord, based in whole or in part upon the breach of this paragraph by Tenant and/or its auditor, and shall cause its auditor to be similarly bound. If within such six (6) month period Tenant does not give Landlord written notice stating in reasonable detail any objection to the statement of Actual Operating Expenses, Tenant shall be deemed to have approved such statement in all respects.

     15. EMINENT DOMAIN. If there shall be taken by exercise of the power of eminent domain during the Term of this Lease any part of the Leased Premises or the Building, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue this Lease, the rental shall be reduced in proportion to the area of the Leased Premises so taken, and Landlord shall repair any damage to the Leased Premises or the Building resulting from such taking. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the interest of Landlord or Tenant, whether as damages or as compensation, will be the property of Landlord without prejudice, however, to claims of Tenant against the condemning authority on account of the unamortized cost of leasehold improvements paid for by Tenant taken by the condemning authority. If this Lease should be terminated under any provision of this Paragraph 15, rental shall be payable up to the date that possession is taken by the condemning authority, and Landlord will refund to Tenant any prepaid unaccrued rental less any sum then owing by Tenant to Landlord.

     16. ACCESS BY LANDLORD. Landlord, Landlord's agents and employees shall have access to and the right to enter upon any and all parts of the Leased Premises at any reasonable time (except in cases of emergency, defined to be any situation in which Landlord perceives imminent danger of injury to person and/or damage to or loss of property, in which case Landlord may enter upon any and all parts of the Leased Premises at any time) to examine the condition thereof, to clean, to make any repairs, alterations or additions required to be made by Landlord hereunder, to show the Leased Premises to prospective purchasers or tenants (only during the final six months of the Term) or mortgage lenders (prospective or current) and for any other purpose deemed reasonable by Landlord, and Tenant shall not be entitled to any abatement or reduction of rental by reason thereof.

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

     17. LANDLORD'S LIEN. In addition to the statutory landlord's lien, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated in the Leased Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rental as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully compiled with and performed by Tenant. Upon the occurrence of an Event of Default, as set forth in Paragraph 18 hereof by Tenant, Landlord may, to the extent permitted by law and in addition to any other remedies provided herein, enter upon the Leased Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated in the Leased Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or Landlord's assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least ten
(10) days before the time of sale. Any sale made pursuant to the provisions of this Paragraph 17 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Leased Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the Building is located, for rive (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees) shall be applied as a credit against the indebtedness secured by the security interest granted in this Paragraph 17. Any surplus shall he paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request of Landlord, Tenant agrees to execute Uniform Commercial Code financing statements relating to the aforesaid security interest.

     18. DEFAULTS.

     A. Each of the following acts or omissions of Tenant or occurrences shall constitute all "Event of Default":

     (1) Failure or refusal by Tenant to timely pay rental or other payments hereunder.

     (2) Failure to perform or observe any covenant or condition of this Lease by Tenant to be performed or observed upon the expiration of a period of ten
(10) days following written notice to Tenant of such failure.

     (3) The filing or execution or occurrence of any one of the following: (i) a petition in bankruptcy or other insolvency proceeding by or against Tenant,
(ii) petition or answer seeking relief under any provision of the Bankruptcy Act, (iii) an assignment for the benefit of creditors or composition, (iv) a petition or other proceeding by or against Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant's property, or (v) a proceeding by any governmental authority for the dissolution or liquidation of Tenant.

     (4) Tenant shall default under any other lease with Landlord, now existing or hereafter entered into.

     B. This Lease and the Term and estate hereby granted and the demise hereby made are subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at Landlord's option, in addition to all other rights and remedies given hereunder or by law or equity, do any one (1) or more of the following without notice or demand, any such notice or demand being hereby waived:

     (1) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord.

     (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease.

     (3) Alter locks and other security devices at the Leased Premises.

     C. Exercise by Landlord of any one (1) or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Leased Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to the aforesaid exercise of dominion Over Tenant's property within the Building. All claims for damages by reason of such re-entry and/or possession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

     D. In the event that Landlord elects to terminate the Lease by reason of an Event of Default, Landlord may hold Tenant liable for all rental and other indebtedness accrued to the date of such termination, plus such rental and other indebtedness as would otherwise have been required to be paid by Tenant to Landlord during the period following termination of the Term of this Lease measured from the date of such termination by Landlord until the expiration of the Term of this Lease (had Landlord not elected to terminate the Lease on account of such

Event of Default) diminished by any not sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided in Paragraph 18.F. hereof). Actions to collect amounts due by Tenant provided for in this paragraph of this Paragraph 18.D, may be brought from time to time by Landlord during the aforesaid period, on one (1) or more occasions, without the necessity of Landlord's waiting until the expiration of such period, and in no event shall Tenant be entitled to any excess of rental (or rental plus other sums) obtained by reletting over and above the rental provided for in this Lease.

     E. In the event that Landlord elects to repossess the Leased Premises without terminating this Lease, then Tenant shall be liable for and shall pay to Landlord, at the address specified in Paragraph 1.B. hereof, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the Term of this Lease until the expiration of the Term of this Lease, diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided in Paragraph 18.F. hereof). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant as provided in this Paragraph 18.E. may be brought from time to time, on one (1) or more occasions, without the necessity of Landlord's waiting until the expiration of the Term of this Lease.

     F. In case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord, at the address specified in Paragraph 1B. hereof, in addition to any sum provided to be paid above: (i) broker's fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises, (ii) the cost of removing and storing Tenant's or other occupants property, (iii) the cost of repairing, altering, remodeling or otherwise putting the Leased Premises into a condition reasonably similar to the condition of the Premises prior to Tenant's occupancy, and (iv) all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees. In such event past due rental and other past due payments shall bear interest from maturity at the highest lawful rate per annum until paid.

     G. Upon termination of Tenant's right to possession of the Premises due to an Event of Default, Landlord shall use reasonable efforts to relet the
Premises: provided, however, that, Tenant agrees that Landlord has no obligation to: (i) relet the Premises prior to leasing any other space within the Building;
(ii) relet the Premises (A) at a rental rate or otherwise on terms below market, as then determined by Landlord in its reasonable discretion; (B) to any entity not satisfying Landlord's then standard financial credit risk criteria; (C) for a use (1) not consistent with the Permitted Use, as defined in Paragraph 5 (2) which would violate then applicable law or any restrictive covenant or other lease affecting the Building; (3) which would impose a greater burden upon the Building's parking, HVAC or other facilities; and/or (4) which would involve any use of Hazardous Materials; (iii) divide the Premises, install new demising walls or otherwise reconfigure the Premises to make same more marketable; (iv) pay any leasing or other commissions arising from such reletting, unless Tenant unconditionally delivers Landlord, in good and sufficient funds, the full amount thereof in advance; (v) pay, and/or grant any allowance for, tenant finish or other costs associated with any new lease, even though same may be amortized over the applicable lease term, unless Tenant unconditionally delivers Landlord, in good and sufficient funds, the full amount thereof in advance; and/or (vi) relet the Premises, if to do so, Landlord would be required to alter other portions of the Building, make ADA-type modifications or otherwise install or replace any sprinkler, security, safety, HVAC or other Building operating systems.

     H. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to, pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

     I. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting Tenant a lien upon the property of Landlord and/or upon rental due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have ten (10) days (plus such additional reasonable period as may be required in the exercise by Landlord of due diligence) in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of Landlord's ownership and/or possession of the Building and not thereafter.

     The term "Landlord" shall mean only the owner, for the time being, of the Building, and in the event of the transfer by such owner of its interest in the Building, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the Term of this Lease upon each new owner for the duration of such owner's ownership.

     19. NONWAIVER. Neither acceptance of rental or other payments by Landlord nor failure by Landlord to complain of any action, nonaction or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any right for any default of Tenant shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. Receipt by Landlord of Tenant's keys to the Leased Premises shall not constitute an acceptance of surrender of the Leased Premises.

     20. HOLDING OVER. If Tenant should remain in possession of the Leased Premises after the expiration of the Term of this Lease, without the execution by Landlord and Tenant of a now lease or an extension of this Lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease and at a daily rental of 150% of the per day rental provided for the last month of the Term of this Lease, computed on the basis of a thirty (30) day month. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over. If any property not belonging to Landlord remains at the Leased Premises after the expiration of the Term of this Lease, Tenant hereby authorizes Landlord to make such disposition of such property as Landlord may desire without liability for compensation or damages to Tenant in the event that such property is the property of Tenant; and in the event that such property is the property of someone other than Tenant, Tenant agrees to indemnify and hold Landlord harmless from all suits, actions, liability, loss, damages and expenses in connection with or incident to any removal, exercise or dominion over and/or disposition of such property by Landlord.

     21. COMMON AREA. The Common Area, as defined in Paragraph 1.N. hereof, shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord in Landlord's discretion shall determine. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, to construct additional stories on the Building and to place, construct or erect new structures or other improvements on any part of the Land without the consent of Tenant, Tenant, and Tenant's employees and invitees shall have the nonexclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the Building and other persons entitled to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe. Tenant shall not solicit business or display merchandise within the Common Area, or distribute handbills therein, or take any action which would interfere with the rights of other persons to use the Common Area. Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations as long as Tenant has access at all times to the Leased Premises (except in the case of an emergency).

     22. RULES AND REGULATIONS. Tenant, and Tenant's agents, employees and invitees shall comply fully with all requirements of the rules and regulations of the Building which are attached hereto as Exhibit C and made a part hereof. Landlord shall at all times have the right to change such rules and regulations or to amend or supplement them in such manner as may be deemed advisable for the safety, care and cleanliness of the Leased Premises and the Building and for preservation of good order therein, all of which rules and regulations, changes and amendments shall be forwarded to Tenant and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, agents and invitees of Tenant.

     23. TAXES. Tenant shall be liable for the timely payment of all taxes levied or assessed against personal property, furniture or fixtures or equipment placed by Tenant in the Leased Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures or equipment placed by Tenant in the Leased Premises, and Landlord elects to pay the taxes based an such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

     24. INSURANCE. Tenant shall, at Tenant's expense, procure and maintain throughout the Term of this Lease a policy or policies of commercial general liability insurance (including contractual liability) and property damage insurance, issued by insurers of recognized responsibility, authorized to do business in the State in which the Building is located, insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises, the limits of such policy or policies to be in an amount of not less than $2,000,000 combined single limit with respect to any one (1) occurrence, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. Tenant shall obtain a written obligation on the part of each insurer to notify Landlord at least fifteen (15) days prior to modification or cancellation of such insurance. In the event Tenant shall not have delivered to Landlord a policy or certificate evidencing such insurance at least fifteen (15) days prior to the Commencement Date and at least fifteen (15) days prior to the expiration dates of each expiring policy, Landlord may obtain such insurance as Landlord may reasonably require to protect Landlord's interest. The cost for such policies shall be paid by Tenant to Landlord as additional rental upon demand plus an administrative charge as determined by Landlord.

     25. PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Building and in the Land, and neither Landlord, nor any party comprising Landlord, shall be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

     26. NOTICE. Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand (including commercially recognized messenger and express mail service) or sent by United States Mail, registered or certified, return receipt requested, postage prepaid, if for Landlord, to the Building office and at the address specified in Paragraph 1.B, hereof, or if for Tenant, to the Leased Premises or, if prior to the Commencement Date, at the address specified in Paragraph 1.D. hereof, or at such other addresses as either party may have theretofore specified by written notice delivered in accordance herewith. Such address may be changed from time to time by either party by giving notice as provided herein, Notice shall be deemed given when delivered (if delivered by hand) or, whether actually received or not, when postmarked (if sent by mail). If the term "Tenant" as used in [his Lease refers to more than one (1) person and/or entity, and notice given as aforesaid to any one of such persons and/or entities shall he deemed to have been duly given to Tenant.

     27. LANDLORD'S MORTGAGE. If Landlord has provided Tenant written notice that the Building and/or Leased Premises are at any time subject to a ground lease, mortgage, deed of trust or other lien, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Landlord's Mortgagee (provided Landlord or Landlord's Mortgagee shall have advised Tenant in writing of the name and address of Landlord's Mortgagee) and each Landlord's Mortgagee shall have the right (but no obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of ten (10) days, then Tenant will accept such curative or remedial action (if any) taken by Landlord's Mortgagee with the same effect as if such action had been taken by Landlord.

     28. BROKERAGE. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person acting on behalf of Tenant brought about this transaction, other than Broker specified in Paragraph 1.P. hereof, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction, The provisions of this Paragraph 28 shall survive the termination of this Lease.

     29. PREPAID RENTAL AND SECURITY DEPOSIT. Landlord hereby acknowledges receipt from Tenant of the sum stated in Paragraph 1.K. hereof to be applied to the first accruing monthly installments of rental. Landlord further acknowledges receipt from Tenant of a Security Deposit in the amount stated in Paragraph 1.L. hereof to be held by Landlord as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. The Security Deposit shall be held by Landlord without liability to Tenant for interest, and Landlord may commingle such deposit with any other funds held by Landlord. If Tenant should be late in the making of any payment of rental or other sum due under this Lease, Tenant agrees that, upon request of Landlord, Tenant will increase forthwith the amount of the Security Deposit to a sum double the existing amount thereof. Upon the occurrence of any Event of Default, Landlord may, from time to time, without prejudice to any other remedy, use such fund to the extent necessary to make good any arrears of rental and any other damage, injury, expense or liability caused to Landlord by such Event of Default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to the amount thereof immediately prior to such application. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this Lease; provided, however, Landlord shall have the right to retain and expend such remaining balance for cleaning and repairing the Leased Premises if Tenant shall fail to deliver up the same at the expiration or earlier termination of this Lease in the condition required by the provisions of this Lease. If Landlord transfers Landlord's interest in the Leased Premises during the Term or this Lease (including any renewal thereof), Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the, return of the Security Deposit.

    30. MISCELLANEOUS.

     A. Provided Tenant complies with Tenant's covenants, duties and obligations hereunder, Tenant shall quietly have, hold and enjoy the Leased Premises subject to the terms and provisions of this Lease without hindrance from Landlord or any person or entity claiming by, through or under Landlord.

     B. In any circumstance where Landlord is permitted to enter upon the Leased Premises during the Term of this Lease, whether for the purpose of curing any default of Tenant, repairing damage resulting from fire or other casualty or an eminent domain taking or is otherwise permitted hereunder or by law to go upon the Leased Premises, no such entry shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of Landlord's obligations hereunder or render Landlord liable for damages for loss of business or otherwise or entitle Tenant to be relieved from any of Tenant's obligations hereunder or grant Tenant any right of setoff or recoupment or other remedy; and in connection with any such entry incident to performance of repairs, replacements, maintenance or construction, all of the aforesaid provisions shall be applicable notwithstanding that Landlord may elect to take building materials in, to or upon the Leased Premises that may be required or utilized in connection with such entry by Landlord.

     C. Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative, and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other. Except as may be otherwise herein expressly provided, in all circumstances under this Lease where prior consent or permission of one (1) party ("first party") is required before the other party ("second party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the first party; and it shall not constitute any nature of breach by the first party hereunder or any defense to the performance of any covenant, duty or obligation of the second party hereunder that the first party delayed or withhold the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was prudent or reasonable or based on good cause.

     D. In all instances where Tenant is required to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence.

     E. The obligation of Tenant to pay all rental and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any rental and other sums provided hereunder to be paid Landlord by Tenant, Tenant waives and relinquishes any right to assert, either as a claim or as a defense, that Landlord is bound to perform or is liable for the nonperformance of any implied covenant or implied duty of Landlord not expressly herein set forth.

     F. Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential damages or special damages.

     G. Landlord retains the exclusive right to create any additional improvements to structural and/or mechanical systems, interior and exterior walls and/or glass, which Landlord deems necessary without the prior consent of Tenant.

     H. All monetary obligations of Landlord and Tenant (including, without limitation, any monetary obligation of Landlord or Tenant for damages for any breach of the respective covenants, duties or obligations of Landlord or Tenant hereunder) are performable exclusively in the county in which the Building is located.

     I. The laws of the State in which the Building is located shall govern the interpretation, validity, performance and enforcement of this Lease.

     J. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during the Term of this Lease, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby.

     K. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other an any matters whatsoever arising out, of or in any way connected with this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Leased Premises, and any emergency statutory or any other statutory remedy.

     L. Landlord expressly reserves the right, at Landlord's sole cost and expense, to remove Tenant from the Leased Premises and to relocate Tenant in some other space (the "New Premises") of Landlord's choosing of approximately the same dimensions and size within the Building or any other office building now or hereafter placed, constructed or erected an the tract of land which is described on Exhibit B, which other space shall be decorated by Landlord at Landlord's sole cost and expense. Landlord shall have the right, in Landlord's sole discretion, to use such decorations and materials from the Leased Premises, or other materials, so that the New Premises shall be comparable in its interior design and decoration to the Leased Premises; provided, however, that if Landlord exercises Landlord's election to remove and relocate Tenant in the New Premises, which is at that time leasing for a higher rate of Base Rental, then Tenant shall not be required to pay the difference between the Base Rental of the Leased Premises and the higher Base Rental of the New Premises. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved, of the liability for or obligation to pay any additional rental due by reason of any of the other provisions of this Lease, which provisions shall be applied to the New Premises. Tenant agrees that Landlord's exercise of Landlord's election to remove and relocate Tenant shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the rental and perform the covenants and agreements hereunder for the full Term of this Lease. In the event of any such relocation, this Lease shall continue in full force and effect with no change in the terms, covenants or conditions hereof other than the substitution of the New Premises for the Leased Premises specified in Paragraph 1.F. hereof. Upon request from Landlord, Tenant shall execute an amendment to this Lease reflecting the aforesaid change.

     M. No receipt of money by Landlord from Tenant after the expiration of the Term of this Lease, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of the Leased Premises, shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

     N. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The headings of the Paragraphs of this Lease have been inserted for convenience only and are not to be considered in any way in the construction or interpretation of this Lease.

     O. Tenant agrees that Tenant shall from time to time upon request by Landlord and/or Landlord's Mortgagee execute and deliver to Landlord a statement in recordable form certifying (i) that the Lease is unmodified and in full force and effect (or, it there have been modifications, that the same is in full force and effect as so modified), (ii) the dates to which rental and other charges payable under this Lease have been paid, and (iii) that Landlord is not in default hereunder (or, if Landlord is in default, specifying the nature of such default). Tenant further agrees that Tenant shall from time to time upon request by Landlord execute and deliver to Landlord an instrument in recordable form acknowledging Tenant's receipt of any notice of assignment of this Lease by Landlord.

     P. In no event shall Tenant have the right to create or permit there to be established any lien or encumbrance of any nature against the Leased Premises or the Building for any improvement or improvements by Tenant, and Tenant shall fully pay the cost of any improvement or improvements made or contracted for by Tenant. Any mechanic's lien filed against the Leased Premises or the Building for work claimed to have been done, or materials claimed to have been furnished to Tenant, shall be duly discharged by Tenant within ten (10) days after the filing of the lien.

     Q. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

     R. This Lease shall not be recorded by either party without the consent of the other.

     S. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of the computation of rental, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     T. Whenever it is provided herein that a monetary sum shall be due to Landlord together with interest at the highest lawful rate, if at such time there shall be no highest rate prescribed by applicable law, interest shall be due at the rate of two percent (2%) in excess of Prime Rate as defined in Paragraph 1.0. hereof.

     U. Tenant acknowledges that Landlord's agents and employees have made no representations or promises with respect to the Leased Premises or the Building except as herein expressly set forth, and Tenant further acknowledges that no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as herein expressly set forth.

     V. Tenant warrants that Tenant is, and shall remain throughout the Term of this Lease, authorized to do business and in good standing in the State in which the Building is located, Tenant agrees, upon request by Landlord, to furnish Landlord satisfactory evidence of Tenant's authority for entering into this Lease.

     W. In case it should be necessary or proper for Landlord to bring any action under this Lease (including specifically, without limitation, for the review of instruments evidencing a proposed assignment, subletting or other transfer by Tenant submitted to Landlord for consent) or the enforcement of any of Landlord's rights hereunder and if the Landlord prevails in such action, Tenant agrees to pay to Landlord reasonable attorneys' fees.

     X. In the event Tenant requests from Landlord the written consent of Landlord to any proposed assignment of the Lease or subletting of the Leased Premises or alterations to the Leased Premises, Landlord may require the payment of reasonable attorney's fees and other out-of-pocket third party expenses to the extent incurred by Landlord in processing such request, regardless of whether such consent is granted. Such fee shall be payable by Tenant at the time such request is made by Tenant.

     Y. Submission of this Lease for examination does not constitute an offer, right of first refusal, reservation of, or option for, the Leased Premises or any other premises in the Building. This Lease shall become effective only upon execution and delivery by both Landlord and Tenant.

     Z. If Tenant is composed of more than one (1) person or entity, each person and/or entity comprising Tenant shall be jointly and severally liable for the performance of the obligations of Tenant under this Lease, including specifically, without limitation, the payment of rental and all other sums payable hereunder.

     AA. Landlord shall have the right at any time to change the name or street address of the Building and to install and maintain a sign or signs on the interior or exterior of the Building.

     BB. Any charges against Tenant by Landlord for services or for work done on the Leased Premises by order of Tenant, or otherwise accruing under this Lease, shall be considered as rental due and shall be included in any lien for rental.

     CC. Tenant has no right to protest the real estate tax rate assessed against the Project and/or the appraised value of the Project determined by any appraisal review board or other taxing entity with authority to determine tax rates and/or appraised values (each a "Taxing Authority"). Tenant hereby knowingly, voluntarily and intentionally waives and releases any right, whether created by law or otherwise, to (a) file or otherwise protest before any Taxing Authority any such rate or value determination even though Landlord may elect not to file any such protest., (b) receive, or otherwise require Landlord to deliver, a copy of any reappraisal notice received by Landlord from any Taxing Authority; and (c) appeal any order of a Taxing Authority which determines any such protest. The foregoing waiver and release covers and includes any and all rights, remedies and recourse of Tenant, now or at any time hereafter, under
Section 41.413 and Section 42.015 of the Texas Tax Code (as currently enacted or hereafter modified) together with any other or further laws, rules or regulations covering the subject matter thereof, Tenant acknowledges and agrees that the foregoing waiver and release was bargained for by Landlord and Landlord would not have agreed to enter into this Lease in the absence of this waiver and release.

     DD. The parties acknowledge that the parties and their counsel have reviewed and revised this Lease and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

     31. ENTIRE AGREEMENT AND BINDING EFFECT. This Lease and any contemporaneous workletter, addenda or exhibits signed by the parties constitute the entire agreement between Landlord and Tenant; no prior written or prior contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties, but this provision shall in no way alter the restriction herein in connection with assignment, subletting and other transfer by Tenant.

     EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, on the date specified below.

                           LANDLORD:

                           DALLAS OFFICE PORTFOLIO, L.P.,
                           a Delaware limited partnership

                           By:  Suburban Dallas Office Portfolio, LLC,
                                a Delaware limited liability company, its
                                sole general partner

                                By: Beacon Capital Partners, L.P., a Delaware
                                    limited partnership, its sole member

                                    By: Beacon Capital Partners, Inc.,a Maryland
                                        corporation, its sole  general partner

Date Signed: 9/1/00                     By:  /s/ Philip J. Brannigan
             ------                         -----------------------
                                        Name:  Philip J. Brannigan, Jr.
                                             ------------------------
                                        Title: Vice President
                                               ----------------------
                           TENANT:

                           SOFTWARE SPECTRUM CRM, INC. d/b/a SOFTWARE
                           SPECTRUM
                           -------------------------------------------

Date Signed:August 30, 2000     By:  /s/ Robert D. Graham
            ---------------          --------------------
                                Name: Robert D. Graham
                                      ----------------
                                Title: Vice President
                                      ----------------
                                      Hereto Duly Authorized

                                Addendum to Lease
                                 By and Between
                    Dallas Office Portfolio, L.P. (Landlord)
                                       And
          Software Spectrum CRM, Inc., d/b/a Software Spectrum (Tenant)

1. Cancellation
   Option: Provided Tenant is not or has not been in default under any of the terms and conditions of the lease, has not sublet or assigned all or any portion of the Premises, then Tenant shall have a one-time right to terminate the lease as of close of business August 31, 2002. This option to Terminate is subject to Tenant delivering written notice ("Cancellation Notice") to Landlord Of its intent to terminate no later than January 31, 2002, and with said Cancellation Notice delivering to Landlord (1) a certified check equal to all unamortized costs [i.e. which up front costs included, upon the date of execution of this lease, only brokerage/leasing commissions), all amortized at a cost of funds equal to 12%, and (2) a penalty payment, in the form of a certified check, equal to 3 months of Base Rental, (Collectively referred to as the "Termination Penalty"). The full amount of the Termination Penalty shall not exceed $43,122.24 ($7,200 in unamortized brokerage/leasing commissions and $35,922.24 for 3 months of Base Rental), unless Tenant should request and Landlord should agree, to absorb any additional costs associated with this Lease, in which case, the Termination Penalty shall be adjusted to reflect that unamortized portion of the additional cost/costs all amortized at a cost of funds equal to 12% ("Additional Termination Penalty"). The Additional Termination Penalty shall then be added to the Termination Penalty and the sum of the two shall then be required in full as payment, such payment shall be made in the form of a certified check at the time the Cancellation Notice is submitted by Tenant to Landlord.

2. Right of
   First Offer:     Subject to prior rights of first  refusal or rights of first offer, renewal options, or current occupant's desire to renew, and as long as Tenant is not or has not been in default tinder the lease, and has not subleased or assigned all or any portion of the Leased Premises, then Tenant shall have a one-time Right of First Offer to lease Suite 350, 2,070rsf ("First Offer Space"), as shown on Exhibit G attached hereto, if it should become available during the first 12 months of Tenant's term, under the following term and conditions:

                    1) Tenant must agree to lease the space at Landlord's then terms and condition but in no case less than the base rental Tenant is contracted to pay;

                    2) Landlord shall give Tenant the Right of First Offer notice ("Refusal Notice") and Tenant shall then have 3 business days ("Option Acceptance Period") in which to accept or reject said offer;

                    3) if Tenant should reject Landlord's offer or does not respond within Option Acceptance Period, then Tenant's Right of First Offer shall become null and void;

                    4) if Tenant accepts said offer, Tenant must execute a lease modification covering such space within seven (7) days of receipt of related paperwork from Landlord under the terms and conditions specified in the Refusal Notice or Landlord will be free to market the First Offer Space to other prospective tenants.

                                    Exhibit A

                          [Diagram of Leased Premises]

                                    Exhibit B

                            Legal Description of Land

Being a tract of land located in the city and county of Dallas, Texas, and being all of Lot 9-C, Dallas City Black E/7756, of the Revision of Final Plat of Gateway Center, an Addition to the City of Dallas, Texas, according to the plat thereof as recorded in Volume 82061, Page 1291, Deed Records, Dallas County, Texas, same being part of that certain tract conveyed to Trevor Wm. Rees-Jones, Trustee, for the benefit of Phoenix Mutual Life insurance company by deed recorded in Volume 89217, Page 3618, Deed Records, Dallas County, Texas, and being wore particularly described as follows:

BEGINNING at a cross cut in a Texas Highway Department bronzed disc concrete monument found at the Southeast corner of said Lot 9-C in the North right of way line of interstate Highway 635 (LBJ Freeway), said corner also being the Southwest corner of a tract conveyed to Sunrise Enterprises by deed recorded in Volume 92246, Page 3753, Deed Records, Dallas County, Texas;

          THENCE, with said North line of interstate Highway 635, the following courses and distances:

          South 58 degrees 24 minutes 04 seconds West, 150.35 feet to a concrete nail found for corner;

          South 63 degrees 56 minutes 04 seconds West, 150.14 feet to a capped iron rod found for corner;

          South 76 degrees 17 minutes 32 seconds West, 99.23 feet to an "x" cut found for corner;

          South 82 degrees 50 minutes 53 seconds West, 91.10 feet to a concrete nail found for corner at the southwest corner of the abovementioned Lot 9-C and most southerly Southeast corner of Lot 9-B of the aforementioned Gateway Center Addition;

THENCE North 08 degrees 09 minutes 19 seconds West, departing said North line of Interstate Highway 635 and along the dividing line between said Lots 9-C and 9-B, a distance of 79.22 feet to a p.k. nail set for corner;

THENCE North 21 degrees 52 minutes 06 seconds West, continuing along said lot line, a distance of 217.56 feet to a p.k. nail set for corner;

THENCE North 68 degrees 07 minutes 54 seconds East, continuing along said lot line, a distance of 280.00 feet to a p.k nail set for corner;

THENCE North 21 degrees 52 minutes 06 Seconds West, continuing along said lot line, a distance of 241.00 feet to an "x" cut set for corner in the South line of Emily Road (60 foot R.O.W.).

THENCE North 61 degrees 00 minutes 31 Seconds East, along the said South line of Emily Road, a distance of 47.37 feet to a 3/4 inch iron pipe found for corner at the Northwest corner of the aforementioned Sunrise Enterprises tract;

THENCE South 21 degrees 52 minutes 06 seconds East, departing said South line and along the common line between the aforementioned Lot 9-C and said tract, a distance of 343.83 feet to a concrete nail found for corner;

THENCE Northeasterly, along said common line, as follows:

          North 64 degrees 45 minutes 39 seconds East, a distance of 61.81 feet to a 3/4 inch iron pipe found for corner;

          North 47 degrees 37 minutes 44 seconds East, a distance of 51.83 feet to a 1/2 inch iron rod found for corner at a reentrant corner of said Sunrise Enterprises tract;

          THENCE South 27 degrees 06 minutes 00 seconds East, along the common line between said Lot 9-C and said tract, a distance of 221.90 feet to the POINT OF BEGINNING and containing 146,447 square feet or 3.3620 acres of land, more or less.

Parcels 2 and 3:

          Lot 9-B, Block E/7756 of Revision of Final plat of Gateway Centre, an addition to the City of Dallas, Dallas County, Texas, according to the plat thereof recorded in Volume 82061, Page 1291, Map Records, Dallas County, Texas.

                                    Exhibit C

                              RULES AND REGULATIONS

1. Except as specifically provided for in this Lease, no sign, placard, picture, advertisement, name or notice will be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building or the Leased Premises without the written consent of Landlord first having been obtained which consent if such material is not visible from the exterior of the Premises shall not be unreasonably withhold or delayed.

2. Any directory of the Building provided by Landlord will be exclusively for the display of the name and location of tenants in the Building, and Landlord reserves the right to exclude any other names therefrom and may limit the number of listings per tenant. Tenant will pay Landlord's standard charge for Tenant's listing thereon and for any changes by Tenant.

3. Tenant will not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Leased Premises. No awnings or other projections will be attached to the outside walls and root of the Building without prior written consent of Landlord. No curtains, blinds, shades or screens will be attached to or hung in or used in connection with any window or door of the Leased Premises without the prior consent of Landlord.

4. "Normal Business Hours" for purposes of Landlord's obligation to provide air conditioning (both heating and cooling) will mean 7:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday except for the following holidays: Now Years Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

5. The Leased Premises will not be used for the manufacturing or storage of merchandise except as such storage may be incidental to the use of the Leased Premises for the purposes permitted in this Lease. The Leased Premises will not be used for lodging or sleeping, or for any illegal purposes.

6. The sidewalks, halls, passages, exits, entrances, elevators and stairways will not be obstructed by any of the tenants or be used by them for any purpose other than for ingress to and egress from their respective leased premises. The halls, passages, exits, entrances, elevators, stairways, terraces and roof are not for the use of the general public, and Landlord will in all cases retain the right to control and prevent access thereto by all persons whose presence, in the reasonable judgment of Landlord, will be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

7. Except as expressly permitted in writing by Landlord, no additional locks or bolts of any kind will be placed upon any of the doors or windows by Tenant, nor will any changes be made to existing locks or the mechanisms thereof. Landlord will furnish two (2) keys for each lock it installs on the Leased Premises without charge to Tenant. Landlord will make a reasonable charge for any additional keys requested by Tenant, and Tenant will not duplicate or obtain keys from any other source. Tenant will upon the termination of the Term of this Lease return to Landlord all keys so issued, The Tenant will bear the cost for the replacing or changing of any lock or locks due to any keys issued to Tenant being lost.

8. The toilets and wash basins and other plumbing fixtures will not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or foreign substances will be thrown therein.

9. No furniture, freight or equipment of any Kind will be brought into the Building without the consent of Landlord, and all moving of the same into or out of the Building will be done at such time and in such manner as Landlord will designate. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators except between such hours and in such elevators that will be designated by Landlord. There will not be used in any space or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

10. No tenant will make or permit to be used any unseemly or disturbing noises, or disturb or interfere with occupants of this or neighboring buildings or leased premises, whether by the use of any musical instrument, radio, phonograph, unusual noise or in any other way. No Tenant will throw anything out of doors or down the passage ways.

11. Tenant will not use or keep in the Leased Premises or the Building any kerosene, gasoline, or any inflammable, combustible or explosive fluid, chemical or substance or use any method of heating or air conditioning other than those supplied or approved by Landlord.

12. Tenant will see that the windows and doors of the Leased Premises are closed and securely locked before leaving the Building. No tenant will permit or suffer any windows to be opened in the Leased Premises while the air conditioning is in operation except at the direction of Landlord. Tenant must observe strict care and caution that all water faucets and other apparatus are entirely shut off before Tenant and Tenant's employees leave the Building. For any default or negligence, Tenant will make good all injuries sustained by all other tenants or occupants of the Building or Landlord.

13. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who will in any manner do any act in violation of any of the rules or regulations of the Building.

14. The requirements of Tenant will be attended to only upon application at the Building's office. Employees of the Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees Will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

15. No tenant will disturb, solicit, or canvass any occupant of the Building, nor will Tenant permit or cause others to do so, and Tenant will co-operate to prevent same by others.

16. No vending machine or machines of any description will be installed, maintained or operated upon the Leased Premises without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant will not permit in the Leased Premises any cooking or the use of apparatus for the preparation of any food or beverages (except where the Landlord has approved the installation of cooking facilities as part of the Tenant's leasehold improvements), nor the use of any electrical apparatus likely to cause an overload of the electrical circuits.

17. All persons entering and leaving the Building at any time other than during normal business hours will register in the books kept by Landlord at or near the night entrance or entrances, and Landlord will have the right to prevent any persons entering or leaving the Building unless provided with a key to the premises to which such person seeks entrance, and a pass in a form to be approved by Landlord and provided at Tenant's expense. Any persons found in the Building at such times without such keys or passer, will be subject to the surveillance of the employees and agents of Landlord. Landlord will be under no responsibility for failure to enforce this rule.

18. Tenant will not use any janitor closets or telephone or electrical closets for anything other than their originally intended purposes. In the event Tenant purchases privately owned communications equipment for which telephone closets were not installed in connection with initial occupancy of Tenant, such equipment will not be installed in existing telephone closets.

19. Tenant's right to have heavy furnishings, equipment, and files in the Leased Premises will be limited to items weighing less then the load-bearing limits of floors within the Leased Premises as established by Landlord. Heavy items must be placed in locations approved in advance by Landlord. Upon written demand from Landlord, Tenant will promptly remove from the Leased Premises any items which, in the judgment of Landlord, constitute a structural overload on floors within the Leased Premises. If Landlord approves the presence of a heavy item for which reinforcement of the floor or other precautionary measures are necessary, Tenant will bear the entire cost of such reinforcement or other precautionary measures. It the services of a structural engineer are, in the judgment of Landlord, necessary to determine the location for and/or precautionary measures to be taken in connection with any heavy load, Landlord will engage such engineer, but the fees and expenses of such engineer will be paid by Tenant upon demand.

20. Tenant will not, without the prior written consent of Landlord, use the name or any photograph, drawing or other likeness of the Building for any purpose other then as the address of the business to be conducted by Tenant in the Leased Premises, nor will Tenant do or permit anything to be done in connection with Tenant's business or advertising which, in the reasonable judgment of Landlord, might mislead the public as to any apparent connection or relationship between Landlord, the Building and Tenant.

21. Tenant, its invitees, and employees shall be allowed to smoke only in those designated smoking areas outside the Building.

                                    Exhibit D

                                     PARKING

Parking Spaces. Landlord hereby grants to Tenant and persons designated by Tenant a license to use up to a total of four (4) parking space in the reserved section of that certain parking structure constructed adjacent to the Building ("Reserved Garage ) and fifteen (15) parking spaces in the unreserved section of that certain parking structure constructed adjacent to the Building ("Unreserved Garage") as well as eight (8) parking spaces on the surface parking lot ("Lot"). The term of such license will commence on the Commencement Date and will continue until the earlier to occur of the expiration date under the Lease or termination of the Lease or Tenant's; abandonment of the Leased Premises. During the term of this Lease, there shall be a charge of $-0- (including tax) per month for the Reserved Garage parking space and a charge of $-0- (plus tax) per month per parking space for the remaining parking spaces designated above, whether or not Tenant utilizes such parking spaces. No deductions from the monthly charge will be made for days on which the Reserved Garage, Unreserved Garage and Lot are not used by Tenant. If at any time during the Term of this Lease, Landlord installs security gates or other equipment that restricts the free entry and exit of vehicles to the Parking Area, then: (i) Tenant shall be provided with devices needed for access to the Parking Areas for distribution to its officers, employees and other guests: and (ii) Tenant shall have the option, upon written notice to Landlord, to lease ten (10) additional parking spaces, (which location shall be on the Lot or in the Unreserved Garage, at Landlord's discretion), if available at that time, at a monthly rental rate of $38.00 per space and, upon exercise of this option, Tenant shall be provided with eight (8) additional access devices, at Tenant's cost.

Control of Parking. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Reserved Garage, Unreserved Garage, and Lot. Landlord reserves the right from time to time to adopt, modify and enforce reasonable rules governing the use of the Reserved Garage, Unreserved Garage, and Lot, including any key-card, sticker or other identification or entrance system, and hours of operation. Landlord may refuse to permit any person who violates such rules to park in the Reserved Garage, Unreserved Garage, and Lot, and any violation of the rules will subject the car to removal from the Reserved Garage, Unreserved Garage, and Lot.

Liability. The parking spaces hereunder will be provided on an unreserved "first-come first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Reserved Garage, Unreserved Garage, and Lot to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord will have no liability for claims arising through acts or omissions of such independent contractor. Landlord will have no liability whatsoever for any damage to property or any other items located in the Reserved Garage, Unreserved Garage, and Lot, nor for any personal injuries or death arising out of any use of the Reserved Garage, Unreserved Garage, and Lot, unless due to Landlord's gross negligence or willful misconduct, and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Reserved Garage,

Unreserved Garage, and Lot. Tenant hereby waives on behalf of Tenant's insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant and persons designated by Tenant hereunder will not park in any such assigned or reserved spaces, Landlord also reserves the right to close all or any portion of the Reserved Garage, Unreserved Garage, and Lot in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Reserved Garage, Unreserved Garage, and Lot, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control, if, for any other reason, Tenant or persons properly designated by Tenant, are denied access to the Reserved Garage, Unreserved Garage, and Lot, and Tenant or such persons will have complied with this Exhibit D, Landlord's liability will be limited to parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord will pay upon presentation of documentation supporting Tenant's claims in connection therewith.

Default, Remedies. If Tenant defaults under this Exhibit D, Landlord will have the right to remove from the Reserved Garage, Unreserved Garage, and Lot any vehicles hereunder which are involved or are owned or driven by parties involved in causing such default, without liability therefor whatsoever. In addition, if Tenant defaults under this Exhibit D, Landlord will have the right to cancel Tenant's parking spaces on ten (10) days' written notice. If Tenant defaults with respect to the same term or condition under this Exhibit D, more than three
(3) times during any twelve (12) month period, the next default of such term or condition, will, at Landlord's election, constitute an incurable default of the parking arrangements. Such cancellation right will be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under this Lease.

                                    Exhibit E

                                   WORK LETTER

     This Exhibit sets forth the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of those improvements that will prepare the Leased Premises described in Exhibit B of the Lease for Tenant's use and occupancy.

1.   The Work.

     Tenant will accept the Premises on an "as-is" basis.

2. Existing Fixtures. To the extent any fixtures, equipment, including, without limitation, plumbing fixtures, and/or above Building-standard leasehold improvements (collectively, the "Existing improvements") currently existing in the Leased Premises remain a part of the Leased Premises, Tenant hereby accepts the Existing improvements on an "as is" "where is" basis without representation or warranty, express or implied. Landlord shall have no obligation to repair, maintain or replace any of the Existing improvements, same being the sole responsibility of Tenant.

3.   Incorporation into Lease: Default.

     THE PARTIES AGREE THAT THE PROVISIONS OF THIS EXHIBIT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY, AS THOUGH SET FORTH THEREIN, in the event of any express inconsistencies between the Lease and this Exhibit, the latter will govern and control. Any default by Tenant hereunder will constitute a default by Tenant under the Lease and Tenant will be subject to the remedies and other provisions applicable thereto under the Lease.

                                    Exhibit F


                                [Tenant's Signage]

                                    Exhibit G








                               [Diagram of Premises]